FORM 8-K

               SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549


              _____________________________________


                         CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report:  December 13, 1994
(Date of earliest event reported)



                   KIMBERLY-CLARK CORPORATION
     (Exact name of registrant as specified in its charter)


       Delaware           1-225               39-0394230


(State or other jurisdiction    (Commission File     (IRS Employer
    of incorporation)               Number)        Identification No.)


       P.O. Box 619100, Dallas, Texas                  75261-9100
   (Address of principal executive offices)            (Zip Code)


                                  (214) 830-1200
            (Registrant's telephone number, including area code)



              _____________________________________

Item 5.  Other Events

On December 13, 1994, Kimberly-Clark Corporation issued the press release attached hereto as Exhibit 99.



                                      SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           KIMBERLY-CLARK CORPORATION



Date:     December 13, 1994                By:/s/ John W. Donehower
                                                  John W. Donehower
                                                  Senior Vice President and
                                                  Chief Financial Officer

                             EXHIBIT INDEX


              (99)      Press release issued by Kimberly-Clark
                        Corporation on December 13, 1994.